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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 dated April 7, 2000 of our report dated February 15, 2000 included in eCollege.com's Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                    /s/ ARTHUR ANDERSEN LLP


Denver, Colorado.
April  7, 2000.